UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 15, 2024

Date of Report (Date of earliest event reported)

TRILLER GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38909	33-1473901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7119 West Sunset Boulevard, Suite 782 Los Angeles, CA	90046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 893-5090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ILLR	NASDAQ Capital Market
Warrants, each warrant exercisable for one-quarter of one share of Common Stock for $23.00 per full share	ILLRW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 amends the Current Report on Form 8-K (the “Initial Form 8-K”) that Triller Group Inc. (the “Company”) filed with the Securities and Exchange Commission on October 21, 2024. As previously reported in the Initial Form 8-K, on October 15, 2024, the Company consummated the previously announced merger (the “Closing”), pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of August 30, 2024, as amended (the “Merger Agreement”), by and between AGBA, its wholly owned subsidiary AGBA Social Inc. (“Merger Sub”), Triller Corp., a Delaware corporation (“Triller”) and the representative of the Triller stockholders. Pursuant to the Merger Agreement, Merger Sub merged into Triller, with Triller as the surviving corporation and a wholly owned subsidiary of the Company (the “Merger”).

In the Initial Form 8-K, the Company stated its intention to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than seventy-one (71) calendar days after the date that the Initial Form 8-K was required to be filed with the Securities and Exchange Commission. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby files this Amendment No. 1 to amend the Initial Form 8-K in order to include the required financial statements and pro forma financial information that were previously omitted.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The unaudited interim condensed consolidated financial statements of Triller as of September 30, 2024 and for each of the three and nine months ended September 30, 2024 and 2023, are attached hereto as Exhibit 99.1 to this amended Current Report on Form 8-K/A and incorporated herein by reference. The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Triller for the nine months ended September 30, 2024 and 2023 is attached as Exhibit 99.2 to this amended Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company for the nine months ended September 30, 2024 and year ended December 31, 2023, giving effect to the Merger, as required by Item 9.01(b) of Form 8-K, is included as Exhibit 99.3 to this amended Current Report on Form 8-K/A and incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description
99.1	Unaudited interim condensed consolidated financial statements of Triller Corp. as of September 30, 2024 and for each of the three and nine months ended September 30, 2024 and 2023
99.2	Triller Corp.’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of September 30, 2024 and for each of the nine months ended September 30, 2024 and 2023
99.3	Unaudited pro forma condensed combined financial statements as of September 30, 2024 and for the nine months ended September 30, 2024 and the year ended December 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLER GROUP INC.

	By:	/s/ Shu Pei Huang, Desmond
		Name:	Shu Pei Huang, Desmond
		Title:	Acting Chief Financial Officer

Dated: December 13, 2024

3